                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 8-K/A-1


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): November 12, 2002




                 PRIME RATE INCOME & DIVIDEND ENTERPRISES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Colorado                     0-27513                    84-1308436
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)



1401 17th Street, Suite 1150, Denver, Colorado                           80202
--------------------------------------------------------------------------------
  (Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:        (303) 295-1044
                                                     ---------------------------




--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

AGREEMENT AND PLAN OF REORGANIZATION. On November 12, 2002, the Registrant acquired 100% of the issued and outstanding common stock of U.S. Medical Systems, Inc. in exchange for an aggregate of 15,000,000 shares of the Registrant's common stock pursuant to an Agreement and Plan of Reorganization dated November 12, 2002 (the "Reorganization Agreement"), and undertook to provide the required financial statements by filing an amendment to the Form 8-K. This Form 8-K/A-1 is being filed to provide the accompanying required financial statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired. The required financial statements of U.S. Medical Systems, Inc. are being provided herewith, commencing on page F-1, which follows the signature page.

(b) Pro Forma Financial Information. The required pro forma financial information is being provided herewith, commencing on page P-1 following the financial statements.

(c)      Exhibits.  None.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            PRIME RATE INCOME & DIVIDEND ENTERPRISES, INC.



                            By: /s/ Peter G. Futro
                               -------------------------------
                                Peter G. Futro, President

Date: January 27, 2003

                           U.S. MEDICAL SYSTEMS, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                                      With

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                                                                        PAGE

Report of Independent Certified Public Accountants                      F-2

Financial Statements:

         Balance Sheet                                                  F-3

         Statement of Operations                                        F-4

         Statement of Stockholders' Equity (Deficit)                    F-5

         Statement of Cash Flows                                        F-6

         Notes to Financial Statements                              F-7 to F-10

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





The Board of Directors
U.S. Medical Systems, Inc.

We have audited the accompanying balance sheet of U.S. Medical Systems, Inc. (A Development Stage Company) as of June 30, 2002 and the related statement of operations, stockholders' equity (deficit) and cash flows for the period from May 28, 2002 (inception) through June 30, 2002. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements, referred to above, present fairly, in all material respects, the financial position of U.S. Medical Systems, Inc. as of June 30, 2002 and the results of its operations, changes in its stockholders' equity and its cash flows for the period ended June 30, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 2, the Company has minimal working capital and no business operations, which raise substantial doubts about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Miller and McCollom

MILLER AND MCCOLLOM
Certified Public Accountants
4350 Wadsworth Boulevard, Suite 300
Wheat Ridge, Colorado 80033
January 24, 2003

                           U.S. MEDICAL SYSTEMS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET


                                     ASSETS

                                                                      June 30,
                                                                        2002
                                                                    -----------
CURRENT ASSETS
    Cash                                                            $    10,000
                                                                     ----------
      Total current assets                                               10,000

           Total assets                                              $   10,000
                                                                     ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
    Accounts payable and accrued expenses                            $    7,815
    Debenture payable                                                    10,000
                                                                     ----------
      Total current liabilities                                          17,815

Commitments and contingencies

STOCKHOLDERS' (DEFICIT)
    Preferred Stock, $.001 par value; 5,000,000 shares
      authorized, no shares issued and outstanding                           --
    Common stock, $.001 par value; 50,000,000 shares
      authorized, 15,000,000 shares issued and outstanding               15,000
    Deficit accumulated during the development period                   (22,815)
                                                                     ----------
           Total stockholders' (deficit)                                 (7,815)
                                                                     ----------

           Total liabilities and stockholders' (deficit)             $   10,000
                                                                     ==========



    The accompanying notes are an integral part of the financial statements.

                           U.S. MEDICAL SYSTEMS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS
                 MAY 28, 2002 (INCEPTION) THROUGH JUNE 30, 2002

Revenues                                                          $       --

General and administrative expenses:
      Consulting fees paid by issuing stock                           15,000
      Professional fees                                                7,815
                                                                  ----------
        Total general and administrative expenses                     22,815
                                                                  ----------

Net (loss) before income taxes                                       (22,815)

Provision for income taxes                                                --
                                                                  ----------

Net (loss)                                                        $  (22,815)
                                                                  ==========

Net (Loss) per common share                                       $        *
    * Less than $.01 per share
Weighted average common shares outstanding                        15,000,000





    The accompanying notes are an integral part of the financial statements.

                           U.S MEDICAL SYSTEMS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                   STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
                 MAY 28, 2002 (INCEPTION) THROUGH JUNE 30, 2002


                                                                                 Deficit
                                                                               Accumulated
                                                                               during the
                                         Common Stock             Paid-in      Development
                                     Shares         Amount        Capital        Period           Total
                                   ----------      -------      -----------    -----------      --------
Common stock issued,
   May 28, 2002 for
   services                        15,000,000      $15,000      $        --    $        --      $ 15,000

Net (loss) for the period
   from inception
   (May 28, 2002)
   through
   June 30, 2002                           --           --               --        (22,815)      (22,815)
                                   ----------      -------      -----------    -----------      --------
Balance,
   June 30, 2002                   15,000,000      $15,000      $        --    $   (22,815)     $ (7,815)
                                   ==========      =======      ===========    ===========      ========


    The accompanying notes are an integral part of the financial statements.

                           U.S. MEDICAL SYSTEMS, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                             STATEMENT OF CASH FLOWS
                 MAY 28, 2002 (INCEPTION) THROUGH JUNE 30, 2002

Cash flows from operating activities:
    Net loss                                                                          $  (22,815)
    Reconciling adjustments:
      Common stock issued for services                                                    15,000
    Change in operating assets and liabilities:
      Accounts payable                                                                     7,815
                                                                                       ---------
Net cash (used for) operating activities                                                      --

Cash flows from financing activities:
    Proceeds from debenture                                                               10,000
                                                                                       ---------
Cash provided by financing activities                                                     10,000

Net change in cash                                                                        10,000
Beginning cash balance                                                                        --
Ending cash balance                                                                    $  10,000
                                                                                       =========

Supplemental disclosure of cash flow information:
    Cash paid during the period for -
      Interest                                                                         $      --
      Income taxes                                                                     $      --


                           U.S. MEDICAL SYSTEMS, INC.
                         (A DEVELOPMENT STAGE COMPANY)



NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of U.S. Medical Systems, Inc. is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles in the United States of America and have been consistently applied in the preparation of the financial statements. The financial statements are stated in United States of America dollars.

Organization and Description of Business

The Corporation was incorporated in the State of Nevada on May 28, 2002.

The Corporation is a development-stage marketing and distribution company, which plans to provide medical devices and support services to the healthcare industry.

Revenue Recognition

The company does not yet have any revenues. It is the company's policy that revenues will be recognized in accordance with SEC Staff Accounting Bulletin
(SAB) No. 101, "Revenue Recognition in Financial Statements. Under SAB 101, product revenues (or service revenues) are recognized when persuasive evidence of an arrangement exists, delivery has occurred (or service has been performed), the sales price is fixed and determinable and collectibility is reasonably assured.

Use of Estimates

The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Earnings (Loss) Per Share

Earnings (loss) per share of common stock is computed by dividing the net earnings (loss) by the weighted average number of common shares outstanding during the period. The company does not show diluted earnings per share because it would be anti-dilutive.

Estimated Fair Value of Financial Instruments

The carrying value of accounts payable, and other financial instruments reflected in the financial statement approximates fair value due to the short-term maturity of the instruments. The fair value of its debenture payable cannot be determined because there is no market for similar investments.

                           U.S. MEDICAL SYSTEMS, INC.
                         (A DEVELOPMENT STAGE COMPANY)


Comprehensive Income

The Company has adopted Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income". SFAS 130 requires that the components and total amounts of comprehensive income be displayed in the financial statements beginning in 1998. Comprehensive income includes net income and all changes in equity during a period that arises from non-owner sources, such as foreign currency items and unrealized gains and losses on certain investments in equity securities. The company currently has no components of comprehensive income other than net loss.

Income Taxes

The Company records deferred taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." The statement requires recognition of deferred tax assets and liabilities for temporary differences between the tax bases of assets and liabilities and the amounts at which they are carried in the financial statements, based upon the enacted tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Valuation of Long-Lived Assets

The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operation cash flows on a basis consistent with accounting principles generally accepted in the United States of America.

Other

The Company's fiscal year end is June 30

The Company paid no dividends during the periods presented.

The Company consists of one reportable business segment.

All of the Company's assets are located in the United States.

NOTE 2 -- BASIS OF PRESENTATION -- GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplates continuation of the Company as a going concern. However, the Company has minimal working capital and no business operations. This fact raises substantial doubt about the Company's ability to continue as a going concern. Management plans to raise additional capital in accordance with its business plan.

                           U.S. MEDICAL SYSTEMS, INC.
                         (A DEVELOPMENT STAGE COMPANY)


NOTE 3 -- DEVELOPMENT STAGE COMPANY

Based upon the Company's business plan, it is a development stage enterprise. Accordingly, the Company presents its financial statements in conformity with the accounting principles generally accepted in the United States of America that apply in establishing operating enterprises. As a development stage enterprise, the Company discloses the deficit accumulated during the development stage and the cumulative statements of operations and cash flows from inception to the current balance sheet date.

NOTE 4 -- CONVERTIBLE DEBENTURE PAYABLE

On June 30, 2002, the company issued a convertible debenture, unsecured, due in one year, in the amount of $10,000 with an interest rate of 18% per annum. The debenture is convertible at any time into common stock of the company at a price equal to 50% of the market price, but not less than $.50. In the event that there is no market for the stock, the price will be $.50.

NOTE 5 -- STOCKHOLDERS' EQUITY

On the date of its inception (May 28, 2002), the Company issued 15,000,000 shares of its common stock in exchange for consulting fees.

NOTE 6 - RELATED PARTY TRANSACTIONS

During the reporting period the Company incurred legal fees in the amount of $7,815 to a law firm in which an officer of the Company is a partner. The entire amount was outstanding at June 30, 2002.

NOTE 7 -- INCOME TAXES

As of June 30, 2002, the Company had approximately $22,815 of net operating loss carryforward that expires in 2022. The Company had an estimated deferred tax asset of $3,422 related to the net operating loss carryforward, and an increase for the period of the same amount. A valuation allowance has been provided for the total amount of the deferred tax asset, since the amounts, if any, of future revenues necessary to be able to utilize the carryover, are uncertain.

Income taxes at the statutory rate are reconciled to the Company's actual income taxes as follows:

   Income tax benefit at statutory rate resulting from net operating
   loss carryforward                                                                              (15%)
   Deferred income tax allowance                                                                   15%
                                                                                                  ----
                                                                                                    0%
                                                                                                  ====

                           U.S. MEDICAL SYSTEMS, INC.
                         (A DEVELOPMENT STAGE COMPANY)




NOTE 8 - RISKS AND UNCERTAINTIES

The Company is subject to substantial business risks and uncertainties inherent in starting a new business. There is no assurance that the Company will be able to generate sufficient revenues or obtain sufficient funds necessary for launching a new business venture.


NOTE 9 - SUBSEQUENT EVENTS

In November of 2002, the Company entered into an agreement and plan of reorganization with Prime Rate Income and Dividend Enterprises, Inc ("PRIDE") where the Company agreed to be acquired by PRIDE. In the agreement, all the outstanding shares of the Company will be exchanged for 15 million shares of PRIDE. Additionally, the agreements calls for the spin-off of Pride, Inc., the operating subsidiary of PRIDE, to the prior existing shareholders of PRIDE, and for a note to be executed by PRIDE to Pride, Inc. in the amount of $360,000, bearing 4.25% interest, payable in monthly installments of $10,000. The note is secured by 7.5 million shares of the 15 million share PRIDE common stock issuable to the current shareholders of the Company. As of the date of this report, the current monthly installment was due and not paid.

The agreement further provides for the issuance 1,650,000 shares of PRIDE stock to Pride, Inc. and to reserve three million shares of its common stock for future issuance in connection with capital raising activities and for a future employee stock plan. The issuance of the above total shares, when combined with the common stock currently outstanding of 1,350,000, total 18 million shares. After the transaction, the shareholders of the Company will own 83% of PRIDE. PRIDE agrees to issues no more shares for two years except in connection with capital raising activities. Certain restrictions apply to the transferability of the common stock issuable to Pride, Inc. and PRIDE will have the first right to repurchase such shares and an 18 month option to buy up to 1 million shares at $1.00 per share.

In July of 2002, the Company entered into an agreement with a consultant to assist the Company with its business plan and to assist in possible merger/buyout opportunities. The agreement calls for monthly payments of $10,000 per month for 12 month, beginning when the company obtains adequate funding as determined by the Company.

In October and December 2002, the Company entered into various contracts to purchase medical equipment for placement with customers or resale. The total commitment under these contracts is $317,000.

                           U.S. MEDICAL SYSTEMS, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS


                                                                  PAGE

Financial Statements:

         Balance Sheets                                           F-12

         Statements of Operations                                 F-13

         Statements of Cash Flows                                 F-14

         Notes to Financial Statements                            F-15

                           U.S. MEDICAL SYSTEMS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEETS

                                     ASSETS

                                                                    September 30,      June 30,
                                                                         2002            2002
                                                                     (Unaudited)       (Note 1)
                                                                    -------------   --------------
CURRENT ASSETS
    Cash                                                            $        503    $       10,000
    Prepaid expenses                                                      10,000                --
                                                                    ------------    --------------
      Total current assets                                                10,503            10,000

           Total assets                                             $     10,503    $       10,000
                                                                    ============   ===============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
    Accounts payable and accrued expenses                           $     21,025    $        7,815
    Debenture payable and accrued interest                                35,450            10,000
                                                                    ------------    --------------
      Total current liabilities                                           56,475            17,815

Commitments and contingencies

STOCKHOLDERS' (DEFICIT)
    Preferred Stock, $.001 par value; 5,000,000 shares
      authorized, no shares issued and outstanding                            --                --
    Common stock, $.001 par value; 50,000,000 shares
      authorized, 15,000,000 shares issued and outstanding                15,000            15,000
    Deficit accumulated during the development period                    (60,972)          (22,815)
                                                                    ------------    --------------
           Total stockholders' (deficit)                                 (45,972)           (7,815)
                                                                    ------------    --------------

           Total liabilities and stockholders' (deficit)            $     10,503    $       10,000
                                                                    ============    ==============


    The accompanying notes are an integral part of the financial statements.

                           U.S. MEDICAL SYSTEMS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF OPERATIONS
                                   (UNAUDITED)




                                                                                                  May 28, 2002
                                                                              Three months        (Inception)
                                                                                 ending             Through
                                                                              September 30,       September 30,
                                                                                  2002               2002
                                                                              -------------       -------------
Revenues                                                                      $       --          $        --

General and administrative expenses:
      Consulting fees paid by issuing stock                                           --               15,000
      Consulting fees                                                             20,000               20,000
      Professional fees                                                           17,085               24,900
      Administrative expenses                                                        622                  622
                                                                               ---------          -----------
        Total general and administrative expenses                                 37,707               60,522

Loss) from operations                                                           (37,707)              (60,522)

Interest expense                                                                    (450)                (450)

Net (loss) before income taxes                                                   (38,157)             (60,972)

Provision for income taxes                                                            --                   --
                                                                               ---------          -----------

Net (loss)                                                                    $  (38,157)         $   (60,972)
                                                                              ==========          ===========

Net (Loss) per common share                                                   $        *          $         *
    * Less than $.01 per share
Weighted average common shares outstanding                                    15,000,000           15,000,000


    The accompanying notes are an integral part of the financial statements.

                           U.S. MEDICAL SYSTEMS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

                            STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)


                                                                                   May 28, 2002     May 28, 2002
                                                                                    (Inception)      (Inception)
                                                                                      Through          Through
                                                                                      June 30,      September 30,
                                                                                        2002            2002
                                                                                  --------------    -------------
Cash flows from operating activities:
    Net loss                                                                      $   (38,157)      $  (60,972)
    Reconciling adjustments:
      Common stock issued for services                                                     --           15,000
    Change in operating assets and liabilities:
      Prepaid expenses                                                                (10,000)         (10,000)
      Accounts payable and accrued expenses                                            13,660           21,475
                                                                                  -----------       ----------
Net cash (used for) operating activities                                              (34,497)         (34,497)

Cash flows from financing activities:
    Proceeds from debenture                                                            25,000           35,000
                                                                                  -----------       ----------
Cash provided by financing activities                                                  25,000           35,000

Net change in cash                                                                     (9,497)             503
Beginning cash balance                                                                 10,000               --
Ending cash balance                                                               $       503       $      503
                                                                                  ===========       ==========

Supplemental disclosure of cash flow information:
    Cash paid during the period for -
      Interest                                                                    $        --       $       --
      Income taxes                                                                $        --       $       --



    The accompanying notes are an integral part of the financial statements.

                           U.S. MEDICAL SYSTEMS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO UNAUDITED FINANCIAL STATEMENTS


NOTE 1 -- FINANCIAL STATEMENTS


The accompanying consolidated financial statements included herein have been prepared by U.S. Medical Systems, Inc. without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosure normally included in the financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted as allowed by such rules and regulations, and the Company believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these financial statements be read in conjunction with the June 30, 2002 audited financial statements and the accompanying notes thereto. While management believes the procedures followed in preparing these financial statements are reasonable, the accuracy of the amounts are in some respects dependent upon the facts that will exist, and procedures that will be accomplished by the Company later in the year. The results of operations for the interim periods are not necessarily indicative of the results of operations for the full year. In management's opinion all adjustments necessary for a fair presentation of the Company's financial statements are reflected in the interim periods included.

Amounts shown for June 30, 2002 were taken from the audited financial statements of that date.

NOTE 2 -- CONVERTIBLE DEBENTURES PAYABLE

During June, 2002, the company issued a convertible debenture, unsecured, due in one year, in the amount of $10,000 with an interest rate of 18% per annum. The debenture is convertible at any time into common stock of the company at a price equal to 50% of the market price, but not less than $.50. In the event that there is no market for the stock, the price will be $.50.

During September, 2002 the company issued a convertible debenture, unsecured, due in one year, in the amount of $25,000 with an interest rate of 12% per annum. The debenture is convertible at any time into common stock of the company at a price equal to 50% of the market price, but not less than $.50. In the event that there is no market for the stock, the price will be $.50.


    The accompanying notes are an integral part of the financial statements.

                PRIME RATE INCOME AND DIVIDEND ENTERPRISES, INC.

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information has been prepared to demonstrate the acquisition of all issued and outstanding shares of U.S. Medical Services, Inc. (USMS) on November 12, 2002 by Prime Rate Income and Dividend Enterprises, Inc (PRIDE). The pro forma condensed combined financial information is based on the following:

     1. The PRIDE audited historical financial statements as of June 30, 2002 and for the year then ended and the unaudited historical financial statements as of September 30, 2002 and the three months then ended;

     2. The USMS audited historical financial statements as of June 30, 2001 and for the period from inception (May 28, 2002) through June 30, 2002 and the unaudited historical financial statements as of September 30, 2002 and the three months then ended;

     3.  Pro forma adjustments as described in the accompanying notes.

The pro forma condensed combined balance sheet as of June 30, 2002 and September 30, 2002 and the pro forma condensed combined statements of operations for the year ended June 30, 2002 and the three months ending September 30, 2002 gives effect to the acquisition of USMS as if it occurred by purchase as of July 1, 2001.

Related pro forma adjustments are described in the accompanying notes. The unaudited pro forma condensed combined financial information is based upon available information, which has been used solely for the purposes of developing such unaudited pro forma financial information. The unaudited pro forma condensed combined financial information does not purport to represent what the results of operations or financial condition would have been had the acquisition of USMS occurred as of the pro forma dates specified above, or to project the results of operations or financial condition for any future period or date.

The unaudited pro forma condensed combined financial information should be read in conjunction with the historical financial statements and notes.

                PRIME RATE INCOME AND DIVIDEND ENTERPRISES, INC.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  JUNE 30, 2002


                                                                                                 Pro-Forma          Pro-Forma
                                                                PRIDE              USMS         Adjustments         Combined
                                                            ------------      ------------     -------------      ------------

Cash                                                        $    389,397      $     10,000     $    (389,397)     $     10,000
Investments and current portion of notes receivable              542,321                            (542,321)
Other current assets                                              29,701                             (29,701)
                                                            ------------      ------------     -------------      ------------
     Total current assets                                        961,419            10,000          (961,419)           10,000

Real estate, net                                                 777,716                            (777,716)
Equipment and furnishings, net                                    51,494                             (51,494)
Notes and advances receivable                                    646,348                            (646,348)
                                                            ------------      ------------     -------------      ------------
     Total assets                                           $  2,436,977      $                $  (2,436,977)     $
                                                            ============      ============     =============      ============

Accounts payable and accrued expenses                       $     98,034      $      7,815     $     (98,034)     $      7,815
Debentures payable and accrued interest                                             10,000                              10,000
Consulting fee payable (acquisition)                                                                 360,000           360,000

Common Stock                                                   2,050,036            15,000        (2,050,036)           15,000
Accumulated comprehensive income                                  76,100                             (76,100)
Retained earnings (deficit)                                      212,807           (22,815)         (572,807)         (382,815)
                                                            ------------      ------------     -------------      ------------
     Total stockholders' equity (deficit)                      2,338,943            (7,815)       (2,698,943)         (367,815)

                                                            ------------      ------------     -------------      ------------
Total liabilities and stockholders' equity (deficit)        $  2,436,977      $     10,000     $  (2,436,977)     $     10,000
                                                            ============      ============     =============      ============


                PRIME RATE INCOME AND DIVIDEND ENTERPRISES, INC.


              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               SEPTEMBER 30, 2002



                                                                                        Pro-Forma       Pro-Forma
                                                           PRIDE          USMS         Adjustments      Combined
                                                        -----------    ----------     -------------    -----------
Cash                                                    $   407,782     $     503     $   (407,782)     $      503
Investments and current portion of notes
  receivable                                                416,103                       (416,103)
Other current assets                                         30,128        10,000          (30,128)         10,000
                                                        -----------     ---------     ------------      ----------
     Total current assets                                   854,013        10,503         (854,013)         10,503

Real estate, net                                            761,807                       (761,807)
Equipment and furnishings, net                               50,826                        (50,826)
Notes and advances receivable                               636,816                       (636,816)
                                                        -----------     ---------     ------------      ----------
     Total assets                                       $ 2,303,462     $  10,503     $  2,303,462      $   10,503
                                                        ===========     =========     ============      ==========

Accounts payable and accrued expenses                   $    45,328     $  21,025     $    (45,328)     $   21,025
Debentures payable and accrued interest                                    35,450                           35,450
Consulting fee payable (acquisition)                                                       360,000         360,000

Common Stock                                              2,050,036        15,000       (2,050,036)         15,000
Accumulated comprehensive income                             (4,800)                         4,800
Retained earnings (deficit)                                 212,898       (60,972)        (572,898)       (420,972)
                                                        -----------     ---------     ------------      ----------
     Total stockholders' equity (deficit)                 2,258,134       (45,972)      (2,618,134)       (405,972)

                                                        -----------     ---------     ------------      ----------
Total liabilities and stockholders' equity (deficit)    $ 2,303,462     $  10,503     $ (2,303,462)     $   10,503
                                                        ===========     =========     ============      ==========

                PRIME RATE INCOME AND DIVIDEND ENTERPRISES, INC.


         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDING JUNE 30, 2002

                                                                                           Pro-Forma        Pro-Forma
                                                        PRIDE             USMS            Adjustments       Combined
                                                     -----------     ---------------     ------------      -----------
Revenue                                              $   277,545     $                   $  (277,545)      $

Depreciation                                              32,395                             (32,395)
Officer compensation                                      36,501                             (36,501)
Consulting fees (acquisition)                                                                360,000         360,000
Other operating expenses                                  99,144           22,815            (99,144)         22,815
                                                     -----------     ------------        -----------       ---------
Total expenses                                           168,040           22,815            191,960         382,815

Net income before income taxes                           109,505          (22,815)          (469,505)       (382,815)

Provision for income taxes                               (17,542)                             17,542

                                                     -----------     ------------        ------------      -----------
Net income                                           $   127,047     $    (22,815)       $   (487,047)     $  (382,815)
                                                     ===========     ============        ============      ===========

Per share                                            $      0.10     $        Nil        $                 $     (0.03)

Weighted average shares outstanding                    1,314,992       15,000,000                           15,000,000

                PRIME RATE INCOME AND DIVIDEND ENTERPRISES, INC.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  FOR THE THREE MONTH ENDING SEPTEMBER 30, 2002




                                                                                           Pro-Forma          Pro-Forma
                                                          PRIDE             USMS          Adjustments         Combined
                                                        ---------       -----------       ------------       -----------

Revenue                                               $    23,452       $                 $  (300,997)       $

Depreciation                                                9,497                             (41,892)
Officer compensation                                                                          (36,501)
Consulting fees (acquisition)                                                                 360,000             360,000
Other operating expenses                                   13,864            37,707          (113,008)             37,707
                                                      -----------       -----------       -----------         -----------
Total expenses                                             23,361           (37,707)          168,599             397,707

Net income before income taxes                                 91           (37,707)         (469,596)           (397,707)

Provision for income taxes                                                                     17,542

                                                      -----------       -----------       -----------         -----------
Net income                                            $        91       $   (37,707)      $  (487,138)        $  (397,707)
                                                      ===========       ===========       ===========         ===========

Per share                                             $       Nil       $       Nil       $                   $     (0.03)

Weighted average shares outstanding                     1,325,000        15,000,000                            15,000,000

                PRIME RATE INCOME AND DIVIDEND ENTERPRISES, INC.


              NOTES TO THE CONDENSED COMBINED FINANCIAL STATEMENTS


NOTE 1 -- BASIS OF PRESENTATION

Prime Rate Income and Dividend Enterprises, Inc. (the Company) entered into an agreement on November 12, 2002 with U.S. Medical Services, Inc. (USMS), whereby the Company acquired 100% of USMS. Because the shareholders of USMS become the controlling shareholders of the Company, the transaction is treated for accounting purposes as a reverse acquisition. The agreement also calls for the spin-off of the existing operating subsidiary of the Company, and accrual of a fee to the subsidiary of $360,000.

NOTE 2 -- PRO FORMA ADJUSTMENTS

The following adjustments were made in preparation of these statements:

(a) Adjustment to reflect acquisition as if it had occurred on July 1, 2001, and the spin-off of Pride, Inc.